                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Lukens Medical Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
         N/A
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:
         N/A
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:
         N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:
         N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         N/A
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:
         N/A
     -------------------------------------------------------------------------


     (3) Filing Party:
         N/A
     -------------------------------------------------------------------------


     (4) Date Filed:
         N/A
     -------------------------------------------------------------------------

Notes:

                          LUKENS MEDICAL CORPORATION
                         3820 Academy Parkway North NE
                        Albuquerque, New Mexico  87109


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   ----------------------------------------

                            TO BE HELD JUNE 6, 1997


To our Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders of Lukens Medical Corporation (the "Company") will be held at The Pyramid Hotel, 5151 San Francisco Rd., N.E., Albuquerque, New Mexico 87109 on June 6, 1997 at 9:00 a.m., local time, for the following purposes:

     1. To elect a Board of three Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

     2. To ratify the appointment by the Board of Directors of Neff & Company as the independent auditors of the Company to examine and report on its financial statements for the fiscal year beginning January 1, 1997; and

     3. To consider and take action upon such other matters as may properly come before the meeting and any adjournment or adjournments thereof.

        The close of business on April 25, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. The transfer books of the Company will not be closed.

        All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested to sign, date and return the enclosed proxy promptly in the accompanying envelope which requires no postage if mailed in the United States.

                                   By Order of the Board of Directors,



                                   Robert S. Huffstodt, Chief Executive Officer

April 30, 1997

                          LUKENS MEDICAL CORPORATION
                         3820 ACADEMY PARKWAY NORTH NE
                        ALBUQUERQUE, NEW MEXICO  87109


                                PROXY STATEMENT
                                ---------------

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Lukens Medical Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at The Pyramid Hotel, 5151 San Francisco Rd., N.E., Albuquerque, New Mexico 87109, on June 6, 1997, at 9:00 a.m., local time, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy may revoke it by written notice to the Secretary of the Company at the above-stated address at any time before it is exercised. Attendance at the meeting will not have the effect of revoking the proxy unless such written notice is given, or unless the stockholder votes by ballot at the meeting.

        The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is April 30, 1997.

                               VOTING SECURITIES

        Only holders of shares of Common Stock, $.01 par value per share (the "Common Stock"), of record at the close of business on April 25, 1997 are entitled to vote at the meeting. On the record date, the Company had issued and outstanding 2,725,653 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Common Stock represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote is necessary to elect the nominees for election as directors and a majority of shares present in person or represented by proxy and entitled to vote is necessary to ratify selection of Neff & Company as the Company's independent auditors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's Common Stock will not be voted on such matter. Thus, an abstention for voting on any matter has the same legal effect as a vote "against" the matter even though the stockholder may interpret such action differently. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

        If the enclosed proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted (i) FOR the election of the nominees set forth under the caption "Election of Directors", and (ii) FOR ratification of Neff & Company as the independent auditors of the Company for fiscal 1997.

        Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

                            PRINCIPAL STOCKHOLDERS

        Set forth below is information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock of the Company, based on information provided to the Company, each Director of the Company, the Named Executive Officer (as hereinafter defined) and all Executive Officers and Directors of the Company as a group as of March 31, 1997:


Name and Address of             Nature and Amount of          Percentage of
Beneficial Owner                Beneficial Owner (1)          Class
-------------------             -----------------------       -------------
John H. Robinson                         886,000(2)                 28.2%
RJH Enterprises
260 Townsend Street
2nd Floor
San Francisco, CA  94107

Robert L. Priddy                         325,000(3)                 11.9%
ValueJet Airlines, Inc.
1800 Phoenix Blvd.
Suite 126
Atlanta, GA  30349

Robert S. Huffstodt                       61,742(4)                  2.2%
Lukens Medical Corporation
500 Laser Road
Rio Rancho, NM  87124

All executive officers and directors   1,281,280(5)                 39.8%
as a group (4 persons)

_______________________
*    Less than 1%.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to shares of Common Stock beneficially owned by them.

(2) Includes immediately exercisable warrants to purchase 415,000 shares of Common Stock.

(3) Includes immediately exercisable warrants to purchase 15,000 shares of Common Stock.

(4) Includes options exercisable within 60 days to purchase 58,685 shares of Common Stock. Does not include options to purchase 139,161 shares of Common Stock not exercisable within 60 days.

(5) See footnotes 2 through 4 hereof. Also includes options to purchase 8,538 shares of Common Stock owned by Scott Henderson.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS
                             ---------------------

        At the meeting, three Directors will be elected by the stockholders to serve until the next annual meeting or until their successors are elected and qualified. As the size of the Board of Directors is currently set at five persons and only three persons have been nominated to serve as Directors following the annual meeting, it is likely that the Directors will at some time thereafter seek to fill such vacancies. The accompanying proxy will be voted for the election as Directors of the nominees listed below, all of whom are currently Directors, unless the proxy contains contrary instructions. The proxies cannot be voted for a greater number of persons than the number of nominees named. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

        Set forth below is certain information with respect to each nominee:

Name                        Age   Position(s) with the Company
----                        ---   -----------------------------------
John H. Robinson            74    Chairman of the Board

Robert S. Huffstodt         38    President, Chief Executive Officer,
                                  Chief Financial Officer and Director

Robert L. Priddy            50    Director

        JOHN H. ROBINSON, a director of the Company since April 17, 1995 and Chairman of the Board since July 6, 1995, is a private investor and since 1993 has been an executive officer and director of Commonwealth Associates Management Company, Inc., the sole general partner of Commonwealth Associates, an investment banking firm in New York. Prior to that time, Mr. Robinson was President, Chairman and Chief Executive Officer of the Harper Group, a freight forwarding company. Mr. Robinson is on the Board of Directors of Intercargo, Inc., Lottery Enterprises, Inc. and The Harper Group.

        ROBERT S. HUFFSTODT has been President and Chief Executive Officer of the Company since November 4, 1994, a director of the Company since November 1992 and Chief Financial Officer since April 1987. He also served as Chairman of the Board from March 1, 1995 through July 6, 1995. Mr. Huffstodt joined the Company as Controller in October 1983.

        ROBERT L. PRIDDY, a director of the Company since March 1, 1995, is the Chairman of Valuejet Airlines, Inc., which he co-founded in 1993. From 1991 through 1993, Mr. Priddy was President of Florida Gulf Airlines.

        All directors hold office until the next annual meeting of stockholders and until their successor are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed.

        The Board of Directors held six meetings during the last fiscal year. None of the directors attended fewer than 75% of the number of meetings of the Board of Directors or any committee of which he is a member held during the period in which he was a director or a committee member, as applicable.

        The Compensation Committee, currently consisting of Mr. John H. Robinson and Mr. Robert L. Priddy, reviews and recommends to the Board of Directors the compensation and benefits of all officers of the

Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's employees, directors and consultants. The Compensation Committee held one meeting during the last fiscal year. The Audit Committee, currently consisting of Mr. Priddy and Mr. Robinson, meets with management and the Company's independent accountants to determine the adequacy of internal controls and other financial reporting matters. The audit committee held one meeting during the last fiscal year. There is no nominating committee of the Board of Directors.

        Directors receive no compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

        Set forth below is certain information with respect to each Executive Officer of the Company:



Name                   Age  Position(s) with the Company
----                   ---  --------------------------------

Robert S. Huffstodt     38  President, Chief Executive Officer,
                            Chief Financial Officer and Director

Scott Henderson         50  Vice President -- Development &
                            Engineering, Secretary and Treasurer


        Scott Henderson joined the Company as Director of Engineering in July 1988 and has been Vice President - Development and Engineering since May 1991 and Secretary and Treasurer since January 10, 1995.

        COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT. Based on the Company's review of reports filed by Directors, Executive Officers and 10% shareholders of the Company on Forms 3, 4 and 5 pursuant to Section 16 of the Securities and Exchange Act of 1934, all such reports were filed on a timely basis during fiscal year 1996 except that (i) Scott Henderson failed to timely file one form 4 to reflect the exercise of certain employee stock options (which filing has since been made), (ii) Robert C. Priddy failed to timely file one Form 4 to reflect the grant of certain warrants (which filing has since been made), and (iii) John H. Robinson failed to timely file one Form 4 to reflect the grant of certain warrants (which filing has since been made).

                            EXECUTIVE COMPENSATION

        The following summary compensation table sets forth information with respect to the aggregate compensation paid and accrued by the Company for services rendered in all capacities to the Company during the years ended December 31, 1994, 1995 and 1996 for the Company's Chief Executive Officer (the "Named Executive Officer"). No other Executive Officer of the Company received annual compensation from the Company in excess of $100,000 for the year ended December 31, 1996.


                          SUMMARY COMPENSATION TABLE

                                                          Long Term
                              Annual Compensation        Compensation
                              -------------------        ------------

                                                          Securities
                                                          Underlying  All Other
Name and Principal Position  Year  Salary   Bonus  Other   Options   Compensation(1)
---------------------------  ----  ------   -----  -----   -------   --------------
Robert S. Huffstodt,         1996  $148,500   --     --    30,000        $4,455
President and Chief          1995   135,000   --     --    45,000         4,050
 Executive Officer           1994    88,348   --     --    22,846(2)      2,650

___________________
(1) Represents Company contributions to 401(k) Plan.
(2) Represents repriced options.

        EMPLOYMENT AGREEMENT. On January 10, 1995, the Company entered into a new employment agreement with Robert S. Huffstodt, the Company's President and Chief Executive Officer. The Employment Agreement has a term of three years and automatically renews for successive one-year terms thereafter unless notice to not renew is provided not less than six months prior to the end of such term. Mr. Huffstodt is currently paid a salary of $163,350 per annum with increases to be provided subject to annual review by the Board and based upon a cost of living adjustment and the net income of the Company. Mr. Huffstodt was granted options to purchase 15,000 shares of Common Stock (which vest in equal installments over a four-year period) in connection with the Employment Agreement and is entitled to receive a bonus of up to 35% of his base salary based upon the Company achieving certain performance targets established jointly by Mr. Huffstodt and the Board. Mr. Huffstodt has also agreed to certain confidentiality provisions and not to directly or indirectly engage in a competing business or solicit the company's customers or employees for two years from the termination of his employment with the Company.

        1992 STOCK OPTION PLAN. In March 1992, the Company adopted the 1992 Stock Option Plan (the "Plan") which currently covers 850,000 shares of the Company's Common Stock, pursuant to which officers, directors and key employees of the company are eligible to receive incentive and/or non-qualified stock options. The Plan, which expires on March 10, 2002, is administered by the Compensation Committee. Options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the plan to a stockholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. A total of 538,423 shares of Common Stock are presently subject to outstanding options under the plan.

        The following table sets forth information with respect to grants of stock options during the year ended December 31, 1996 to the Named Executive
Officer:

                       OPTION GRANTS IN LAST FISCAL YEAR

                      Number of            Percent of Total
                      Securities           Options Granted to
                      Underlying Options   Employees in         Exercise or
Name                  Granted              Fiscal Year          Base Price   Expiration Date
----                  ------------------   ------------------   ----------   ---------------
Robert S. Huffstodt       30,000(1)             16.2%               $3.50         06/18/06

________________
(1) Vest in equal monthly installments over a four-year period beginning July 18, 1996.

        The following table sets forth information with respect to each exercise of stock options during the year ended December 31, 1996 and the value of unexercised options at that date for the Named Executive Officer.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE
 TABLE
                                                    Number of
                                                    Securities      Value of
                                                    Underlying     Unexercised
                                                    Unexercised   In-the-Money
                              Shares               Options/SARs   Options/SARs
                             Acquired                at FY-End      at FY-End
                                on        Value    Exercisable/    Exercisable/
Name                         Exercise   Received   Unexercisable  Unexercisable
----                         --------   --------   -------------  -------------
Robert S. Huffstodt                 --         --  42,534/55,312  $73,660/64,805


                             CERTAIN TRANSACTIONS

        On April 13, 1995, the Company entered into an agreement with John H. Robinson, a director of the Company, whereby Mr. Robinson (i) loaned $400,000 to the Company (the "April Loan"), (ii) agreed to purchase, at the Company's request at any time prior to March 31, 1996, up to $500,000 of the Company's Common Stock at the market price at the time of such investment, and (iii) was issued 400,000 five-year warrants to purchase Common Stock at an exercise price of $1.10 per share. The April Loan bears interest at the rate of 8% per annum, and all principal and interest accrued during the term thereof is deferred and payable on April 15, 1999. Proceeds of the April Loan were used to reduce the Company's outstanding indebtedness under its line of credit with its lending bank by $350,000 and the remainder was used for general corporate purposes. On September 11, 1995, Mr. Robinson loaned the Company an additional $250,000 to partially finance the payoff of certain capitalized leases in respect of equipment (the "Buyout Loan"). The Buyout Loan bears interest at the rate of 8% per annum and all principal and interest accrued during the term thereof is deferred and payable in October, 1999. On March 5, 1996, Mr. Robinson loaned the Company $400,000 to fund a portion of the purchase price relating to the Company's acquisition of three product lines from Ulster Scientific, Inc. (the "Acquisition Loan"). The Acquisition Loan bears interest at the rate of 10% per annum and all principal and interest accrued during the term thereof is deferred and payable on September 5, 2000. Repayment of the April Loan, the Buyout Loan and the Acquisition Loan are subordinated to the Company's line of credit with its lending bank. At the request of the Companies lending bank, the previous maturity dates thereunder were extended for two additional years to the maturity dates reflected above.

        On February 28, 1997, the Company entered into an agreement with John H. Robinson and Robert L. Priddy , also a director of the Company, whereby Messrs. Robinson and Priddy loaned the Company an aggregate of $300,000 and agreed to loan the company an additional $700,000 (the "second tranche") upon the request of the President of the Company prior to April 30, 1997. Such loans bear interest at the rate of 10% per annum and if the Second Tranche is funded, will be repayable on or before May 31, 1998. In the event that the Second Tranche is not funded in accordance with the terms of the agreement, such loans shall be repayable on July 15, 1997. In connection therewith, Messrs. Robinson and Priddy were each issued warrants to purchase 15,000 shares of Common Stock at an exercise price of $8.25 per share, and , upon funding of the Second Tranche, will each be issued warrants to purchase an additional 35,000 shares of Common Stock on the same terms and at the market price at the time of grant. The Second Tranche has been requested by the Company as of April 30, but has not yet been funded.

        As of March 1, 1996, the Company entered into a consulting agreement with John H. Robinson, a director of the Company. Such consulting agreement has a term of one year and thereafter automatically renews for additional one-year periods unless previously canceled by either party. Mr. Robinson is entitled to receive approximately $50,000 per year pursuant to the terms of such consulting agreement. Such consulting agreement is terminable by either party at any time after the first year upon 60 days' prior written notice. Mr. Robinson's consulting agreement is still in effect.




                                  PROPOSAL 2
                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 ---------------------------------------------

        The Board of Directors of the Company has designated Neff & Company as the Company's independent auditors for the current fiscal year and recommends ratification of their appointment. A representative of Neff & Company is expected to be present at the annual meeting of stockholders, they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


                                    GENERAL
                                    -------

        The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

        The Company will bear the cost of preparing, printing, assembling and mailing all proxy material which may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Company's Common Stock held by such persons. The Company will reimburse such persons for reasonable out of pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, telecopier or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

        The Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 1996 (the "Annual Report") is being forwarded to all stockholders together with this proxy statement. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

        The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Annual Report as filed with the Securities and Exchange Commission, including the financial statements and schedules. Requests for copies of such report should be directed to Robert S. Huffstodt, President, Lukens Medical Corporation, 3820 Academy Parkway North NE, Albuquerque, New Mexico 87109.

                             STOCKHOLDER PROPOSALS
                             ---------------------

        The Annual Meeting of Stockholders for the fiscal year ending December 31, 1997 is expected to be held on or about June 6, 1998, with the mailing of proxy materials for such meeting to be made on or about April 25, 1998. All proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received at the Company's executive office no later than November 30, 1997 in order to be consulted for inclusion in the proxy statement and form of proxy related to that meeting.


                                By Order of the Board of Directors,



                                John H. Robinson, Chairman


April 30, 1997

                          LUKENS MEDICAL CORPORATION
                         3820 ACADEMY PARKWAY NORTH NE
                         ALBUQUERQUE, NEW MEXICO 87109



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        The undersigned hereby appoints ROBERT S. HUFFSTODT with the power to appoint his substitute, and hereby authorizes him to represent and to vote on behalf of the undersigned all the shares of common stock par value $.01 per share (the "Common Stock"), of Lukens Medical Corporation, held of record by the undersigned on April 25, 1997, at the Annual Meeting of Stockholders to be held on June 6, 1997 at 9:00 A.M. local time at The Pyramid Hotel, 5151 San Francisco Rd. N.E., Albuquerque, New Mexico 87109 or any adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt whereof is hereby acknowledged).

1.  ELECTION OF DIRECTORS
    FOR all nominees listed below [_]
    WITHHOLD AUTHORITY to vote for nominees listed below [_]
    (except as marked to the contrary below)
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW. THIS PROXY CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED.)

--------------------------------------------------------------------------------

    JOHN H. ROBINSON, ROBERT S. HUFFSTODT, AND ROBERT L. PRIDDY

2. PROPOSAL TO RATIFY AND APPROVE the appointment of Neff & Company as the Company's independent public accountants for the fiscal year ending December 31, 1997.

                [_] For         [_] Against        [_] Abstain

3. In their discretion the Proxies are authorized to vote upon such other business as may properly be brought before the meeting.

                            (continued, and to be executed, on the reverse side)

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

        Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a Partnership, please sign in partnership name by authorized person.

        I will [_]  will not [_]  attend this meeting.

                                                Date:                      ,1996
                                                     ----------------------

                                                --------------------------------
                                                            SIGNATURE

                                                --------------------------------
                                                    SIGNATURE IF HELD JOINTLY

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS